Exhibit j under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the reference to the use in Post-Effective Amendment No. 21 to the Registration Statement (Form N-1A Number 33-40428) of Riggs Funds of our report dated June 8, 2001, on the financial statements as of April 30, 2001 of Riggs Funds, included in or made a part of this registration statement.



                                                /s/Arthur Anderson, LLP
                                                ARTHUR ANDERSON, LLP


Boston, Massachusetts
June 25, 2001